                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                             CONFIDENTIAL TREATMENT
                       PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                       DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED.


                                                                   Exhibit 10.17

                                                             PROJECT: TOSHIBA --
                                                             *******************

                     YIELD IMPROVEMENT CONSULTING AGREEMENT

        This Yield Improvement Consulting Agreement dated as of ****** **, **** (this "AGREEMENT") is entered into by and between Toshiba Corporation, a corporation organized under the laws of Japan ("TOSHIBA") having its principal place of business at 1-1 Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, and PDF Solutions, Inc., a corporation organized under the laws of California ("PDF") having its principal place of business at 333 West San Carlos Street, Suite 700, San Jose, California, U.S.A.

RECITALS

            A. PDF Solutions possesses technology and expertise useful in discovering, analyzing, and fixing problems in the design and manufacturing processes that cause low yields of useable integrated circuits.

            B. Toshiba desires to engage PDF Solutions and receive a license to certain technology useful to analyze its internal integrated circuit manufacturing process, identify problems therewith, and recommend solutions thereto, by way of methodology or otherwise, upon the terms and conditions contained herein.

            C. PDF Solutions desires to be so engaged upon the terms and conditions contained herein.

DEFINITIONS

"Analysis" refers to all interpretations, recommendations, extractions, statistical models or other yield and performance models developed by PDF Solutions and derived in whole or in part from Toshiba's Raw Data; provided, however, that Analysis does not include any information sufficiently detailed that Raw Data could be feasibly re-constructed.

"Characterization Vehicle" or "CV" refers to the parameterized layout structures or circuit elements, specific implementations of said structures or circuit elements either in computer format or layout format (for example, GDS-II files), and images of said structures or circuit elements, historically or hereafter created or customized by PDF Solutions for the purposes of creating a test vehicle used to characterize any given manufacturing process. Manufacturing Designs are usually referenced in the process of generating CVs for the purposes of optimizing or tuning the vehicle to the targeted designs and process. The CV is used to create a Mask Set which is used by the fabrication facility to generate test wafers.

"Foundry" refers to any facility Toshiba owns or operates to manufacture products and any third party foundry with which Toshiba has a relationship that manufactures products for Toshiba.

"Manufacturing Designs" refers to all non-public information relating to Toshiba's manufacturing processes and integrated circuit designs (structures and elements) used in connection with the CV to generate Raw Data.

"Mask Set" refers to translucent glass plates used as a light filter to transfer designs onto a wafer.

"Proprietary Rights" shall mean all intellectual property rights including, but not limited to, patents, patent applications, copyrights, copyright registrations, moral rights, mask work rights, rights of authorship, industrial design rights, trademarks, tradenames, know-how and trade secrets, irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition or trade secret laws.

"PDF Technology" refers to all historically, or hereafter developed methodologies, techniques, software, designs, CVs, problem solving processes and practices utilized by PDF Solutions, and any modifications, compilations or works derivative of the foregoing, excluding know-how, methodologies, techniques or practices that are commonly known or that Toshiba independently has the right to use. PDF Technology also refers to the CV layout and the Design of Experiments used in creating the CV layout.

"Raw Data" shall mean the data generated by PDF Solutions using the CV in conjunction with Toshiba's Manufacturing Design.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the mutual promises herein contained, the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Toshiba and PDF Solutions, intending to be legally bound, hereby agree as follows:


1.      YIELD IMPROVEMENT SERVICES.

        1.1 PROVISION OF SERVICES. During the term of this Agreement, PDF will provide to Toshiba development work and services with respect to integrated circuit yield management issues. The services and the Deliverables to be delivered as a result thereof (the "PROJECT") are described in detail on a statement of work (the "STATEMENT OF WORK") attached hereto as Exhibit A. The Statement of Work shall be governed by the terms of this Agreement, and specifies:

               (a) Deliverables. The specific deliverables (the "DELIVERABLES") to be delivered under the Project and relevant milestones for delivering the Deliverables;

               (b) Team Structure. The team members from PDF and Toshiba who are to work on the Project and the expected time contributions for each such member;

               (c) Tools. The required data, tools, hardware, software, materials, access to personnel and facilities, and other materials required for effectively completing the Project;

               (d) Location. The geographic location where each component of the Project will be completed;

               (e) Fees and Expenses. The amount and structure of PDF's Fees (as defined below) payable upon delivery of the Deliverables and Expenses (as defined below).

        1.2 TOSHIBA INTELLECTUAL PROPERTY. Toshiba will disclose to PDF on a timely basis such Proprietary Rights (as defined in Section 3.1) and such other data and materials as PDF shall reasonably require in order to perform the Project and/or prepare the Deliverables as defined in the Statement of Work.

        1.3 DELIVERABLES. In performing the Project, PDF shall develop and/or make for Toshiba the Deliverables in accordance with any schedules set forth in the Statement of Work. The Deliverables shall meet in all material respects the description of the Deliverable (the "DELIVERABLE DESCRIPTION") set forth in the Statement of Work.

        1.4 ACCEPTANCE. Upon delivery of any Deliverable by PDF to Toshiba, Toshiba shall examine the Deliverable to determine whether it reasonably conforms to the Deliverable Description. If the Deliverable does not reasonably conform to such Deliverable Description, Toshiba shall have fifteen (15) days from the date of delivery thereof to reject such Deliverable and specify in writing why it does not reasonably conform to such Deliverable Description. Upon such rejection the parties shall work together to determine what needs to be done to bring such Deliverable up to such Deliverable Description. If the Deliverable does not meet the Deliverable Description, PDF shall exercise reasonable efforts to correct promptly such nonconformity of the Deliverable with the Deliverable Description and redeliver the Deliverable to Toshiba upon completion of such correction within one month following the parties' agreement referenced in the preceding sentence but only if there are no limitations outside of PDF's control. If there are limitations outside PDF's control, PDF and Toshiba will negotiate in good faith a time for delivery of the Deliverable. If a rejection of the Deliverable is not received by PDF within fifteen (15) days after any delivery or redelivery of a Deliverable under this Section 1.4, the Deliverable shall be deemed accepted. "ACCEPTANCE" (including with correlative meaning the term "ACCEPT") shall mean any acceptance under this
Section 1.4. Toshiba agrees to deliver a notice of Acceptance (the "NOTICE OF ACCEPTANCE") upon its decision to Accept any Deliverable hereunder within such fifteen (15) days following such delivery or redelivery.

2.      FEES AND EXPENSES.

        2.1 SERVICES FEES AND EXPENSES. Upon delivery of each of the respective Deliverables provided by PDF hereunder, Toshiba shall pay to PDF the fees specified to the extent and in the manner set forth in the Statement of Work ("FEES"), and shall reimburse PDF for its out-of-pocket expenses incurred in carrying out its obligations under this Agreement including, but not limited to, travel, hotel, meal, document production, equipment and other expenses directly related to the services performed hereunder further subject to the terms and conditions set forth in the Statement of Work ("EXPENSES"). In no event shall the Expenses for which Toshiba shall be liable hereunder exceed any limitation on Expenses specified in the Statement of Work without written agreement from Toshiba. PDF shall use reasonable and diligent efforts to deliver the Deliverables hereunder within the estimated expenses and time schedule specified in the Statement of Work.

        2.2 PAYMENT OF INVOICES If required by applicable law, PDF shall pay any taxes and assessments levied or imposed by any Japanese tax or other governmental body resulting from the services or the Deliverables to be provided by PDF to Toshiba and the payment to be made by Toshiba to PDF hereunder, including without limitation all personal property taxes on any of the foregoing and any taxes or amounts in lieu of any of the foregoing paid or payable by PDF, other than taxes based on PDF's net income. Toshiba agrees that PDF Solutions or PDF Solutions' designated representative will have the right to participate and negotiate in all discussions with the appropriate tax authorities regarding taxes to be paid by PDF Solutions in the process of determining the required tax burden, if any. The parties acknowledge that PDF Solutions shall be obligated to pay any such tax at the reduced withholding income tax rate rather than the ordinary rate by filing "Application Form for Income Tax Convention between the United States and Japan" with the Japanese tax authorities. If applicable, Toshiba shall send PDF the application form immediately after the execution of this Agreement for PDF's signature and PDF shall promptly sign it and return it to Toshiba so that Toshiba may file it with the applicable Japanese tax authorities on behalf of PDF.

3.      PROPRIETARY RIGHTS

        3.1 OWNERSHIP. Toshiba and PDF Solutions acknowledge and agree that, as between them, ownership shall be as follows:

                (a) PDF Solutions is the exclusive owner of all PDF Technology and all Proprietary Rights in the PDF Technology;

                (b) Toshiba is the exclusive owner of all Analysis, Manufacturing Designs, Raw Data and all Proprietary Rights in the Analysis, Manufacturing Design and the Raw Data; and

                (c) Toshiba is the exclusive owner of Mask Sets.

        3.2 SOLELY DEVELOPED PROPRIETARY RIGHTS OWNERSHIP. Each party shall solely own any Proprietary Rights solely developed by such party or the employee(s) of such party, whether before, during or after the term of this Agreement.

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


 3.3 GRANT OF LICENSE BY PDF SOLUTIONS. Subject to the terms and conditions of this Agreement, including the timely payment of Fees, PDF Solutions hereby grants to Toshiba and its Subsidiaries, a perpetual, non-exclusive, irrevocable, worldwide, non-transferable license (with the right of Toshiba to sublicense its Subsidiaries) to use, copy for internal use, modify and/or enhance the Deliverables (as set forth in the Statement of Work), any PDF Technology and associated Proprietary Rights disclosed by PDF Solutions under this Agreement, but only to the extent PDF Solutions has the right to grant such license; provided that such license is solely for the development, manufacture, fabrication and sale of all Toshiba's semiconductor products associated with Toshiba's ***********. The foregoing license includes all PDF Technology disclosed by PDF Solutions in its work for Toshiba hereunder; provided, however, that specifically excluded from this license of PDF Technology is any and all software or software tools used by PDF in connection with or during the course of such services, or software manuals and documentation relating to such software or tools. Notwithstanding the foregoing, Toshiba shall not be limited to the *********** with respect to PDF Technology that consists of methodologies or practices observed by Toshiba personnel in the course of PDF Solutions' work hereunder. In particular, Toshiba shall have the right to create any ***** ***** ***** ***** ***** ***** for the purpose of transferring to other semiconductor ****** than ****** by using PDF's know-how of ***** ***** ***** ***** by PDF under this Agreement ("******"); provided that Toshiba shall not violate any PDF's copyright or patent. In the event that Toshiba reasonably determines that there is a possibility of violating PDF's copyright or patent in connection with the modification of ****** to be implemented by Toshiba, Toshiba shall consult PDF and PDF shall provide Toshiba with its views thereon and/or alternative solution to avoid such possible violation. Toshiba shall be bound by and shall cause its sublicensees to be bound by the confidentiality obligations contained in Section 6 or obligations at least as restrictive as the confidentiality obligations contained in Section 6. Except as specifically provided herein, Toshiba shall not disclose or license PDF Technology to any third party. Toshiba understands that PDF Solutions will not disclose to Toshiba certain proprietary methods or trade secrets in connection with the services to be rendered by PDF Solutions hereunder. To this end, PDF Solutions retains the right to take industry standard measures to keep such proprietary methods or trade secrets from Toshiba, unless the same defeats or substantially impedes the Scope of Services and Technology under this Agreement.

        3.4 PDF SOLUTIONS SERVICES. PDF Solutions may do the following:

                (a) to use, copy, compile, manipulate, analyze or reproduce Raw Data and the Mask Sets solely for the purpose of performing under this Agreement; and (b) to use and rely upon Raw Data and Analysis for the purpose of supporting Toshiba's yield ***. PDF Solutions shall be bound by and shall cause its sublicensees to be bound by the confidentiality obligations contained in
Section 6 or obligations at least as restrictive as the confidentiality obligations contained in Section 6.

        3.5 NO OTHER RIGHTS. Except as otherwise set forth in this Section 3, neither this Agreement nor performance and delivery of the Services and Technology shall give

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


either PDF Solutions or Toshiba any ownership, interest in, or rights to, the Proprietary Rights owned or provided by the other party.

        3.6 DEFINITION OF SUBSIDIARY. For the purpose of this Agreement and the Statement of Work, the term "SUBSIDIARY" of any party shall mean any corporation or other entity more than fifty percent (50%) of the Voting Stock of which is beneficially owned or controlled, directly or indirectly, by such party; provided that such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists. "VOTING STOCK" of any entity shall mean any stock or other equity interest entitled to vote for the election of directors or any equivalent governing body of such entity. Notwithstanding the above, ********** ********** ********* ************* *******
************* ************ *********** ********** ********** ******** ********
******** ********* *** **********.

4.      TERM AND TERMINATION.

        4.1 COMMENCEMENT. This Agreement shall commence as of the date first set forth above and shall continue in force until completion of the Project, unless sooner terminated as provided in this Section 4.

        4.2 TERMINATION.

            (a) If either party defaults in the performance of any material obligation hereunder the non-defaulting party may give the defaulting party written notice of such default within twenty (20) days following the non-defaulting party's discovery of such default. If the defaulting party fails to cure such default within forty-five (45) days (or such other time period as the parties shall mutually agree) after the defaulting party's receipt of such notice of default, then the non-defaulting party, at its option, may, terminate this Agreement by giving the defaulting party written notice of termination of this Agreement within ten days following the end of such 45-day period. If such notice of default or notice of termination is not given within such period, then the default shall no longer constitute cause for termination of this Agreement.

            (b) Either party may terminate this Agreement effective upon written notice to the other party in the event the other party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, or assignment for the benefit creditors, if that petition or proceeding is not dismissed within sixty (60) days after filing. Such written notice of termination must be delivered no later than ten (10) days following the expiration of such 60-day period. If such notice of termination is not given within such 10-day period, then the default shall no longer constitute cause for termination of this Agreement.

            (c) Either party may terminate this Agreement effective upon written notice to the other party in the event that the other party is merged with or into, or all or substantially all or the other party's assets are sold to, a third party corporation or other entity, unless such acquiring corporation or entity expressly agrees to assume the other party's obligations under this Agreement. Such written notice of termination must be delivered no later than ten (10) days following the consummation of such transaction. If such notice of termination is not given within such 10-day period, then the default shall no longer constitute cause for termination of this Agreement.

            (d) Toshiba shall be entitled to terminate this Agreement upon forty-five (45) days prior written notice if (i) Toshiba reasonably rejects the Deliverables due to their material nonconformity with the Deliverable Description set forth in the Statement of Work (and clearly and properly specifies the reason for such nonconformity), the Acceptance procedure set forth in Section 1.4 shall have been exhausted without an Acceptance, and PDF does not reasonably cure such material nonconformity within forty-five (45) days following the final written rejection of such Deliverable, or (ii) Toshiba reasonably and in good faith judges that the expected progress for the services to be performed by PDF necessary to deliver the Deliverables hereunder cannot be achieved within the mutually agreed time frame, and within forty-five (45) days following such notice PDF cannot reasonably establish that such progress can be achieved. This Agreement may then be terminated by a written notice of termination delivered within ten (10) days following the applicable foregoing forty-five (45) day period. If such written notice of termination is not given within such 10-day period, then the default under this Section 4.2(d) shall no longer constitute cause for termination of this Agreement.

        4.3 TERMINATION OF RIGHTS. Upon expiration or termination of this Agreement, all rights and licenses granted and all obligations undertaken hereunder shall forthwith terminate except the following:

            (a) Any and all licenses granted by PDF to Toshiba and its Subsidiaries under this Agreement as to previously delivered, Accepted and paid for Deliverables shall survive the expiration or termination of this Agreement unless this Agreement is terminated by PDF in accordance with the provisions of
Section 4.2(a), (b) or (c) in which case none of such licenses shall survive and all copies of such Deliverables shall be returned to PDF.

            (b) If Toshiba terminates this Agreement for the reason as stated in
Section 4.2, Toshiba shall pay to PDF, within thirty (30) days after the date of termination, (i) the actual amount of unreimbursed Expenses incurred by PDF through the date of termination by Toshiba, (ii) the amount of the Deliverables Fees with respect to Deliverables delivered or otherwise accrued, and unpaid through the date of termination; provided that payment of such Fees and Expenses shall be subject to the provisions of Section 2.


            (c) If Toshiba terminates this Agreement for the reason specified in
Section 4.2, Toshiba shall pay to PDF:


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
                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                (i) the amount of any unpaid Product Fees accrued prior to the date of termination; and

                (ii) the amount of any future Product Fees in accordance with Paragraph (e)(iii) of the Statement of Work. Such Product Fees shall be payable through the term of payment specified in such Paragraph (e)(iii); provided that Product Fees to be accrued and paid following a date of termination shall terminate only if the basis for termination of this Agreement shall be (A) an involuntary bankruptcy under Section 4.2(b) or (B) the material default under PDF's confidentiality obligations under Section 6 of this Agreement; provided that payment of such Product Fees under this Section 4.3(c) shall be subject to the provisions of Section 2.

            (d) The provisions of Sections 2 (including by reference Toshiba's obligations to pay Fees and Expenses set forth in the Statement of Work but subject to Section 4.3(b) and (c)), 3.1, 3.2, 3.4 (with respect to Deliverables delivered by PDF to Toshiba and Accepted and paid for by Toshiba), 4, 6, 7, 8.4,
8.7 and 8.8 shall survive any expiration or termination of this Agreement.

5. INDEPENDENT CONTRACTORS. The relationship of PDF and Toshiba established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever.

6. CONFIDENTIALITY. Except as otherwise provided herein, each party agrees, at all times during the term of this Agreement and for ** years after receipt of Confidential Information, to hold in strictest confidence (and to cause its Subsidiaries to hold in strictest confidence), and not to use, except for the purposes contemplated herein, or to disclose to any person, firm or corporation without written authorization of the other party, any Confidential Information of the disclosing party. As used in this Agreement, "CONFIDENTIAL INFORMATION" means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, yield data or other information disclosed by one party to the other, which is marked as "Confidential," and/or orally or in other tangible form identified as confidential at the time of disclosure and confirmed as Confidential Information in writing within thirty (30) days of its initial disclosure, provided that any methodologies, practices or procedures used by PDF and observed by Toshiba shall constitute "Confidential Information" within the meaning of this Agreement without any such notification. Confidential Information does not include any of the foregoing items which have become publicly known and made generally available through no wrongful act of the receiving party, or which is already known by the receiving party as evidenced by the receiving party's files immediately prior to such disclosure, or which the receiving party proves was independently developed, prior to the receiving party's receipt of such

Confidential Information, by employees or other representatives of such receiving party who have not had access to such information or the ideas or theories underlying such Confidential Information. Each party receiving Confidential Information of the other party agrees to limit disclosure of Confidential Information to only those of its officers and employees the receiving party considers necessary to complete its services contemplated in this Agreement and then only after such officers and employees have undertaken by employment agreement or otherwise to comply with the obligations undertaken by Recipient under this Agreement. Except as otherwise agreed by both parties, PDF shall return to Toshiba all Confidential Information of Toshiba owned by Toshiba and not licensed to PDF or jointly owned by PDF and Toshiba and copies thereof, within thirty (30) days after completion of the Project or after expiration or termination of this Agreement. Except as otherwise agreed by both parties, Toshiba shall return to PDF all Confidential Information of PDF owned by PDF and not licensed to Toshiba or jointly owned by PDF and Toshiba and copies thereof, within thirty (30) days after completion of the Project or after expiration or termination of this Agreement.

7. WARRANTY. PDF warrants to Toshiba that PDF's Intellectual Property utilized by PDF in performing the Project does not infringe any patent, copyright, trade secret, and any other proprietary rights of any third party. EXCEPT FOR THE FOREGOING, NOTHING UNDER THIS AGREEMENT, OR THE STATEMENT OF WORK OR PROJECT SHALL BE DEEMED TO BE A WARRANTY OR REPRESENTATION AS TO THE OUTCOME OF ANY PROJECT OR THE EFFICACY OF ANY RECOMMENDATIONS MADE BY PDF. NOTHING UNDER THIS AGREEMENT OR THE STATEMENT OF WORK SHALL BE DEEMED TO CREATE ANY LIABILITY ON THE PART OF PDF WITH RESPECT TO THE OUTCOME OF A PROJECT OR ANY ACTIONS TAKEN BY TOSHIBA AS A CONSEQUENCE OF PDF'S RECOMMENDATIONS.

8.      MISCELLANEOUS.

        8.1 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Statement of Work may be amended or waived only with the written consent by the representatives of the parties.

        8.2 SOLE AGREEMENT. This Agreement and the Statement of Work constitute the sole agreement of the parties and supersede all oral negotiations and prior writings with respect to the subject matter hereof.

        8.3 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by an internationally-recognized delivery service (such as Federal Express or DHL), or after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth above or as subsequently modified by written notice.

        8.4 CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California,


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

without giving effect to the principles of conflict of laws.

        8.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its other terms.

        8.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

        8.7 ARBITRATION. The parties shall attempt in good faith to resolve any dispute arising under this Agreement. If the parties are unable to resolve dispute within a reasonable period then the dispute shall be finally settled by binding arbitration (a) if brought by Toshiba, in San Jose, California, in accordance with the Commercial Rules of the American Arbitration Association and, (b) if brought by PDF, in Tokyo, Japan in accordance with the rules of the International Chamber of Commerce. In either case such arbitration shall be conducted by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision.

        8.8 EXPORT CONTROL. Neither party shall, directly or indirectly export or re-export any technical data or information or data received from the other party hereunder or the direct products thereof to any destination prohibited or restricted by export control regulations of Japan and the United States, including U.S. Export Administration Regulations, without proper authorization from the appropriate governmental authorities. In addition, the parties agree that no technology furnished to the other will be used for any purpose to develop and/or manufacture nuclear, chemical or biological weapons and/or missiles.

        8.9 NON-SOLICITATION. Toshiba shall not solicit or influence or attempt to influence any person employed by PDF to terminate or otherwise cease his or her employment with PDF or become an employee of Toshiba or any competitor of PDF. A company's status as a competitor of PDF shall be determined by PDF in its sole discretion.

        8.10 PUBLICITY. Neither party shall disclose the terms of this Agreement to any third party, or in any manner advertise or publish statements to such effect, without the prior written consent and mutual agreement as to the content, medium, and manner of the public announcement of the other party. Customer agrees during the term to work in good faith with PDF Solutions to produce mutually acceptable public announcements by PDF Solutions of PDF Solutions' engagement with Customer under this Agreement. Notwithstanding the above, should one of the parties be required to disclose either the existence or terms of this Agreement to a court of law, a governmental agency, an auditor or a bank, such party may do so without the prior written consent of the other party provided that the disclosing party: (i) notifies the recipient of the confidential nature of the information, (ii) requests confidential treatment of such information, (iii) limits the disclosure to only such information as is required under the circumstances, and (iv) delivers prompt notice to the other party of such requested or actual disclosure.



IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.



PDF SOLUTIONS, INC.                         TOSHIBA CORPORATION


By:                                         By:
   ----------------------------                ---------------------------------

Name:    John K. Kibarian                   Name:         Yasuo Morimoto



Title:       President                      Title:     President & CEO,
                                                     Semiconductor Company

DATE:                                       DATE:
     --------------------------                  -------------------------------

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


                                    EXHIBIT A

                                STATEMENT OF WORK
                                  ************
                                       **
                                ****************

        This Statement of Work is made between PDF Solutions, Inc. ("PDF") and Toshiba Corporation ("TOSHIBA") pursuant to and attached as an exhibit to that certain Yield Improvement Consulting Agreement dated as of ****** **, **** (the "AGREEMENT") between PDF and Toshiba. All terms and conditions contained in this Statement of Work are subject to the terms and conditions set forth in the Agreement. The date of commencement of services under this Agreement was ****** **, **** (the "ENGAGEMENT COMMENCEMENT DATE").

PROJECT DESCRIPTION & GOALS

        PDF Solutions agrees to provide Toshiba with ************ services for Toshiba's **** developed as ************ ******* ******. Services in support of this project described in this contract is consists with one major components:

            (1) ******* PROJECT

                (a) PROJECTS, DELIVERABLES AND FEE

            The section is outlined below that review the project services. The section has Project Phases and Deliverables.



                                     SOW-1

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        ***** PROJECT

                Two phases are included in this project;

                (i)   *****************************************

                (ii)  *****************************************

                ****  deliverables are included in this project;

                (i)   *****************************************

                (ii)  *****************************************

                (iii) *****************************************

                (iv)  *****************************************

                (v)   *****************************************

        (a) DESCRIPTION OF PHASES FOR EACH *** (START DATE: ******)

-----------------  --------------------------------------  ---------------
  PROJECT PHASE        PDF SOLUTIONS WORK STEPS                DURATION
-----------------  --------------------------------------  ---------------
***************        - *******************************   **************
*                        ************                      *****

-----------------  --------------------------------------  ---------------

***************        - *******************************   **************
*                        *******************************   ***
                         ****
-----------------  --------------------------------------  ---------------

        (b) DELIVERABLES

---------------------------------------------------------------------------------------------------------
                                                                              MAINTENANCE    ESTIMATED
                                                      PLANED                      FEE        PERIOD OF
                                                     DELIVERY    DELIVERABLE    (per 6      MAINTENANCE
PHASE       DELIVERABLE          DESCRIPTION           MONTH        FEE         months)         FEE
---------------------------------------------------------------------------------------------------------
****        *****                ***********        **********   ***********        *****   *************
                                 ***********
                                       *****
            -----------          -----------        ----------   -----------  -----------   -------------
            ***********          ***********        *********            **
---------------------------------------------------------------------------------------------------------
*****       *****                ***********        **********   ***********        *****   *************
                                 ***********
                                       *****
            -----------          -----------        ----------   -----------  -----------   -------------
            ***********          ***********        *********            **
---------------------------------------------------------------------------------------------------------
*****       *****                ***********        **********   ***********        *****   *************
                                 ***********
                                       *****
            -----------          -----------        ----------   -----------  -----------   -------------
            ***********          ***********        *********            **
---------------------------------------------------------------------------------------------------------
****        *****                ***********        **********   ***********        *****   *************
                                 ***********
                                       *****
            -----------          -----------        ----------   -----------  -----------   -------------
            ***********          ***********        *********            **
---------------------------------------------------------------------------------------------------------
******      *****                ***********        **********   ***********        *****   *************
     *                           ***********
                                       *****
---------------------------------------------------------------------------------------------------------



                                     SOW-2

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        (b) TEAM STRUCTURE

        The team is structured to divide the decision-making, project leadership and analysis management between three bodies in the form of "TEAM STRUCTURE" in the form attached to this Statement of Work as Exhibit C.

        Toshiba will establish a Steering Committee (the "STEERING COMMITTEE") which will consist of (a) ****** ******* and any other Toshiba manager who is necessary in order for yield improvement decisions to be made, and (b) ****** ******* or another senior executive of PDF. The Steering Committee will be limited to four representatives of Toshiba and one representative of PDF. The Steering Committee will have sufficient authority to make the relevant decisions concerning this Project. The Steering Committee is responsible for giving the team its charter, deciding which yield improvement actions to take and who in the Toshiba organization will be responsible for carrying out the improvement.

        Project leadership responsibility will be shared by ****** ******* (the "TOSHIBA PROJECT MANAGER") on behalf of Toshiba, and ****** ******* (the "PDF PROJECT MANAGER"), on behalf of PDF. Their primary responsibility will be to ensure overall project status include delivery timing and the deliverables of the work chartered by the Steering Committee. In order to maximize the likelihood that the team is making good progress, the Project Managers will monitor the team's work on a monthly basis and help reduce any organizational obstacles which may impede the team's progress.

        Technical responsibility will be shared by the personnel assigned by Toshiba and PDF(the "TOSHIBA ENGAGEMENT MANAGER", on behalf of Toshiba, the "PDF ENGAGEMENT MANAGER", on behalf of PDF, respectively). Their primary responsibility will be to ensure that the team is making good progress toward delivery of the work. Engagement Managers will monitor the team's work on a weekly basis and ensure the project from technical view point.

        The day-to-day analyses will be conducted by a ******** ******* Team ("******") of engineers from Toshiba and PDF. A PDF Engagement Manager will manage the activities of the ****. The PDF Engagement Manager will be responsible for directing all team members in their analyses as well as aggregating and synthesizing the results of all the analyses conducted by the entire team. In addition, the Engagement Managers will be the principal point of contact for any technical questions regarding the project.

        ********** Toshiba engineers will be asked to participate actively with the **** Toshiba team members should be assigned to **** and be skilled at ******* ******* ******* ******* *******. Toshiba engineers will be placed on the
Team after approval by PDF for the purpose of gathering data and conducting analyses. The Toshiba team members will work at the direction of the Engagement Managers.

        (c) TOOLS


                                     SOW-3

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        Toshiba will provide PDF with office space and other reasonable and customary business resources. In particular, Toshiba will provide PDF with secure office space large enough to accommodate the required PDF personnel in addition to the Toshiba engineers assigned to work on the ****. Toshiba will provide PDF with office equipment reasonably requested by PDF from time to time including **** international access telephones (including such analog lines as PDF shall request), an international access Facsimile machine and line, and a photocopier. Toshiba will provide PDF with 24-hour access to the team office so work can continue at night and on weekends.

        Toshiba will provide PDF with computing resources that PDF reasonably deems necessary to ***** ***** ***** *****. The details of such request will be sent in a separate document to the Toshiba Engagement Manager but in general, Toshiba will provide ******** engineering workstations connected to both the Toshiba network and the Internet. Toshiba will also provide such other accessories as PDF shall reasonably request including, but not limited to, a removable data storage device, such as a tape drive, and a printer.

        (d) LOCATION

        The Project will be conducted by Toshiba's and PDF's personnel at Toshiba's **** ********* in ************ and Toshiba's **** ********* in
*************, and PDF's facilities in San Jose, CA. In certain cases, PDF may require Toshiba engineers to work at the PDF facility in San Jose, California. PDF engineers may also work in ***** and ********* when the engagement manager believes this is necessary to achieve progress. If Toshiba shall provide PDF employees with an English version of the employee rules and regulations in force at the Toshiba facilities, then PDF employees shall comply with such rules and regulations in all material respects in an equivalent manner as other Toshiba employees generally. Any failure to comply with such rules and regulations shall not constitute a default of a material obligation constituting a basis for termination of this Agreement unless (A) Toshiba has repeatedly given notices of such failure to PDF and PDF has repeatedly failed to remedy such noncompliance as specified in such notices, (B) Toshiba shall notify PDF in writing that failure to cure such repeated non compliance within ** ***** shall constitute a basis for termination of the Agreement and PDF shall fail to remedy such non compliance, and (C) Toshiba gives final notice of termination within ** ***** following such ***** period. PDF shall take all reasonable steps necessary to ensure that all employees resident at or visiting a Toshiba facility shall treat as confidential in accordance with Section 6 all material information of a proprietary nature observed by or disclosed to such employee, and shall comply in all material respects with the all export control obligations contained in
Section 8.8.


                                     SOW-4

                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


        (e) FEES AND EXPENSES.

        Toshiba will pay PDF Fees consisting of three components: (1) the Deliverable Fees and (2) the Maintenance Fees and (3) the Product Fees, each as defined below:

(i) DELIVERABLE FEES. Toshiba will pay PDF a deliverable fee described in each deliverable tables after each deliverable are provided to Toshiba (the "DELIVERABLE FEES"). The payment will be made within *** days of receipt of an invoice covering such Deliverable Fees.

(ii)    MAINTENANCE FEE. *******************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

(iii)   PRODUCT FEE.
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************

EXPENSES.

        Toshiba will reimburse PDF for all reasonable and customary Expenses incurred by PDF in performing the services, delivering the Deliverables and fulfilling its obligations under the Project. The Expenses will be billed to Toshiba at PDF's cost and will not exceed an average of *** per calendar quarter without the written consent of Toshiba. PDF will submit to Toshiba invoices specifying the Expenses and Toshiba will pay the Expenses within ****** of the receipt of the invoice. Invoices will be submitted to Toshiba no more frequently than a monthly basis. Payments of invoices for PDF's expenses will be made in accordance with the provisions of Section 2.2 of the Agreement. Notwithstanding the foregoing


                                     SOW-5
if PDF is entitled to receive reimbursement of the same travel, lodging and other similar expenses from both Toshiba and other customers, then PDF will allocate any expenses that are for the benefit of both Toshiba and such other customers, among Toshiba and such other customers on a basis that PDF shall determine is fair, just and equitable to Toshiba and such other customers taking into account all relevant factors.


                                     SOW-6